UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 13, 2010

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2010, Merit Medical Systems, Inc., a Utah corporation (“Merit Medical”) and Merit BioAcquisition Co., a wholly-owned subsidiary of Merit Medical (“Merit Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BioSphere Medical Inc., a Delaware corporation (“BioSphere”), pursuant to which Merit Medical has agreed to acquire BioSphere, through a merger between Merit Subsidiary and BioSphere (the “Merger”).  Pursuant to the Merger, the stockholders of BioSphere will receive approximately $4.38 per share in cash (the “Merger Consideration”) for each of the issued and outstanding shares of common stock of BioSphere.  Merit Medical intends to finance the aggregate Merger Consideration to be paid to the BioSphere stockholders primarily through credit arrangements with lenders.  Merit Medical is negotiating with lenders relating to securing the necessary credit facilities.

BioSphere intends to redeem the outstanding shares of its Series A Preferred Stock prior to the closing of the Merger, subject to the rights of the holders of the Series A Preferred Stock to convert such shares into shares of BioSphere’s common stock prior to such redemption.  Merit Medical has agreed to provide an unsecured loan of up to $10 million to BioSphere, for the limited purpose of funding any redemption of outstanding shares of BioSphere’s Series A Preferred Stock.  Under certain conditions, the loan amount may remain outstanding for up to 18 months, and, subject to various conditions, may be convertible by either BioSphere or Merit Medical into shares of BioSphere’s common stock at a conversion price equal to $4.38 per share.

Assuming that the conditions to the closing of the Merger are satisfied, at the effective time of the Merger, each issued and outstanding share of BioSphere common stock (other than shares that are owned by BioSphere as treasury stock and shares held by holders who have perfected their statutory rights of appraisal under Delaware law) shall be converted into the right to receive the Merger Consideration, payable to the holder thereof, without interest.  Additionally, each outstanding option to purchase shares of BioSphere common stock (each a “Company Stock Option”) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of any such Company Stock Option shall cease to have any rights with respect thereto, except the right to receive an amount in respect thereof equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price of such Company Stock Option, and (y) the number of shares of BioSphere common stock subject to such Company Stock Option immediately prior to its settlement.  Any outstanding Company Stock Option with an exercise price equal to or in excess of the Merger Consideration will be cancelled without any further right to payment therefor.

The Merger Agreement contains customary representations and warranties of the parties. Each of the parties also makes various covenants in the Merger Agreement. These covenants include those requiring each party to complete all necessary actions and use all commercially reasonable efforts to close the transaction as soon as practicable and prohibiting both parties from taking certain actions that would impede the closing of the transaction. The parties have also agreed to certain limitations on their operations prior to the closing of the transaction.  In particular, BioSphere has agreed to operate its business in the ordinary course and in a manner consistent in all material respects with its past practices until the Merger is consummated.

BioSphere has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire BioSphere and to certain other restrictions on its ability to respond to such proposals, subject to a 30-day “go-shop” period beginning on May 13, 2010, during which BioSphere may solicit other offers and proposals.  The Merger Agreement contains termination provisions in favor of Merit Medical, including that (among other things), in connection with the termination of the Merger Agreement under specified circumstances, BioSphere may be required to pay to Merit Medical a termination fee equal to two percent of the aggregate Merger Consideration to be paid to the BioSphere stockholders in the event that such termination is in connection with an offer initiated during the 30-day “go-shop” period, and a termination fee equal to four percent of the aggregate Merger Consideration in the event that such termination is in connection with an offer made following the end of the “go-shop” period.  Under the limited circumstance of a “financial disruption” (as defined in the Merger Agreement) preventing Merit Medical from completing the financing necessary to consummate the Merger, Merit Medical would be required to pay BioSphere a $10 million break-up fee.

Consummation of the Merger is subject to customary closing conditions, including approval by the BioSphere stockholders.  The transaction is subject to regulatory reviews and approvals, including pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  Merit Medical currently expects the transaction to be completed during the third calendar quarter of 2010.

In connection with the Merger Agreement, a stockholder of BioSphere has agreed, pursuant to a stockholder and voting agreement, to vote its shares of BioSphere in favor of the transactions set forth in the Merger Agreement, subject to customary conditions.  Merit Medical believes these shares represent approximately 49% of the outstanding shares of BioSphere’s Series A Preferred Stock, approximately eight percent of the outstanding shares of BioSphere’s common stock, and approximately 14% of the outstanding shares of BioSphere’s common stock, after giving effect to the conversion of such shares of BioSphere’s Series A Preferred Stock into shares of BioSphere’s common stock.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to such agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. The Merger Agreement is not, however, intended to provide any other factual information about Merit Medical or BioSphere. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not, and under the terms of the Merger Agreement are not entitled to, rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Merit Medical or BioSphere or any of their respective subsidiaries or affiliates.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such Merger Agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Merit Medical’s or BioSphere’s public disclosures.

Item 7.01 Regulation FD Disclosure

Merit Medical issued a press release regarding the transactions contemplated by the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report, and incorporated herein by this reference.

Additional Information Regarding the Transaction

The announcement of the transaction with BioSphere is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell BioSphere shares of common stock. BioSphere intends to file a Proxy Statement with the Securities and Exchange Commission (the “SEC”). In addition, other relevant materials in connection with the proposed transaction will be filed with the SEC. INVESTORS IN BIOSPHERE ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT MATERIAL WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIOSPHERE AND THE PROPOSED TRANSACTION. Any solicitation of proxies will only be made pursuant to the Proxy Statement. The documents will be available without charge on the SEC’s web site at www.sec.gov . A free copy of the final Proxy Statement may also be obtained from BioSphere through its investor relations contacts.

Merit Medical and BioSphere, their respective officers, directors and certain of their management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of BioSphere in favor of the acquisition.  Information about the officers and directors of Merit Medical and their ownership of Merit Medical securities is set forth in the proxy statement for Merit Medical’s 2010 Annual Meeting of Stockholders filed with the SEC on April 4, 2010.  Information about the officers and directors of BioSphere and their ownership of BioSphere securities is set forth in the proxy statement for BioSphere’s 2010 Annual Meeting of Stockholders filed with the SEC on April 16, 2010.  Investors may obtain more detailed information concerning the participants by reading BioSphere’s Proxy Statement when it is filed with the SEC.

Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements regarding, among other things, the proposed business combination between Merit Medical and BioSphere, Merit Medical’s and BioSphere’s financial position, results of operations, product development and business strategy, as well as estimates of Merit Medical’s future operating and financial performance and earnings per share.  Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “will,” “may,” “intend” or similar expressions are forward-looking statements.  Because these statements reflect Merit Medical’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties.  Readers should note that many factors could affect the proposed combination of the companies, as well as future financial results, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this release.  These factors include, but are not limited to, the risk that the proposed transaction will not close; the risk that, if the proposed transaction does close, the operations of the two companies will not be integrated successfully; Merit Medical’s ability to successfully develop, commercialize and market new products acquired through the proposed transaction (or products developed through the use of intellectual property acquired through the transaction); Merit Medical’s ability to obtain regulatory approvals necessary to complete the proposed BioSphere transaction and pursue its intended business strategy; healthcare policy changes which may have a material adverse effect on Merit Medical’s business plan, operations or financial results; infringement of Merit Medical’s technology or the assertion that Merit Medical’s technology infringes the rights of other parties; national economic and industry changes and their effect on Merit Medical’s revenues, collections and supplier relations; termination or interruptions of supplier relationships, or the failure of suppliers to perform; product recalls and product liability claims involving existing or future products; inability to successfully manage growth, whether through acquisitions or otherwise; delays in obtaining regulatory approvals, or the failure to maintain such approvals; failure to comply with governing regulations and laws; concentration of Merit Medical’s revenues among a few products and procedures; development of new products and technology that could render Merit Medical’s products obsolete; market acceptance of new products; introduction of products in a timely fashion; price and product competition; availability of labor and materials; costs increases; fluctuations in and obsolescence of inventory; volatility of the market price of Merit Medical’s common stock; foreign currency fluctuations; changes in key personnel; work stoppage or transportation risks; modification or limitation of governmental or private insurance reimbursements; changes in health care markets related to health care reform initiatives; limits on reimbursement imposed by governmental programs; impact of force majeure events on Merit Medical’s business, including severe weather conditions; failure to comply with applicable environmental laws; and other factors referred to in Merit Medical’s periodic reports filed with the Securities and Exchange Commission, including Merit Medical’s Annual Report on Form 10-K for the year ended December 31, 2009.  All subsequent forward-looking statements attributable to Merit Medical or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  Actual results will differ, and may differ materially, from anticipated results.  Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit Medical assumes no obligation to update or disclose revisions to those estimates.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

2.1           Agreement and Plan of Merger by dated May 13, 2010 and among Merit Medical Systems, Inc., Merit BioAcquisition Co., and BioSphere Medical, Inc.

99.1         Press Release issued by Merit, dated May 13, 2010, entitled “Merit Medical Signs Agreement to Acquire BioSphere Medical”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: May 13, 2010	By:	/s/ Kent W. Stanger
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger by dated May 13, 2010 and among Merit Medical Systems, Inc., Merit BioAcquisition Co., and BioSphere Medical, Inc.

99.1	Press Release issued by Merit, dated May 13, 2010, entitled “Merit Medical Signs Agreement to Acquire BioSphere Medical”.